                                                                    EXHIBIT 99.3


                              TEKINSIGHT.COM, INC.
                                5 Hanover Square
                            New York, New York 10004
                                 (212) 271-8550


                                                  January 18, 2000


VIA FACSIMILE TRANSMISSION
(248) 489-1007

Mr. Michael Grieves
President and CEO
Data Systems Network Corporation
34705 W. 12 Mile Road, Suite 300
Farmington Hills, MI  48331

Dear Michael:

         Subject to completion of our due diligence investigation and satisfaction of the other conditions set forth below, this letter will serve to outline the intention of TekInsight.Com, Inc. ("TEKS") to acquire 100% of the capital stock of Data Systems Network Corporation, a Michigan corporation (the "Company") by the merger of the Company with Astratek, Inc., a wholly-owned subsidiary of TEKS incorporated under New York law ("MergerCo"). The proposed transaction may be summarized as follows:

I.       The Transaction.

         1.1 The Merger. It is contemplated that the Company will merge with MergerCo in a statutory merger under New York law (the "Merger"), with MergerCo. as the surviving corporation of the Merger.

         1.2   Merger Consideration.

         (a) As consideration for the Merger, subject to the provisions of Sections 1.2(b) and 1.3 below, all outstanding shares of Company capital stock will be exchanged for that number of shares of a newly-created series of TEKS preferred stock (the "Series A Preferred Stock") that is equal to that number of shares of TEKS common stock having a market value at Merger closing of $12,500,000 (the "Purchase Price"). The market value of TEKS common stock at Merger closing will be equal to the average closing sale price for TEKS common stock, as reported by the Nasdaq Smallcap Market, for the ten (10) consecutive trading days ending on the trading day that immediately precedes the closing date of the Merger (the "Average Price"). On the assumption that there are 5,509,224 outstanding shares of Company capital stock on the closing date of the


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Mr. Michael Grieves
January 18, 2000
Page 2



Merger (the "Closing Date"), the following table sets forth the ratios applicable to determining the number of shares of Series A Preferred Stock to be issued to Company shareholders on the Closing Date:


  -------------------------------------------------------------------------------------------------------

                                                                                    Conversion Ratio for
                                                                                    number of shares of
                                 Number of Series A        Number of outstanding   Company capital stock
       Average Price           Preferred Stock shares        shares of Company       exchanged for one
       TEKS Common              issuable to Company     capital stock at Closing     share of Series A
          Stock                    Shareholders                   Date                Preferred Stock
      --------------           ----------------------   ------------------------   ----------------------

  ------------------------- -------------------------- -------------------------- -----------------------
           2 1/2                     5,000,000                   5,509,224                1.10
  ------------------------- -------------------------- -------------------------- -----------------------
           3                         4,166,666                   5,509,224                1.32
  ------------------------- -------------------------- -------------------------- -----------------------
           3 1/2                     3,571,428                   5,509,224                1.54
  ------------------------- -------------------------- -------------------------- -----------------------
           4                         3,125,000                   5,509,224                1.76
  ------------------------- -------------------------- -------------------------- -----------------------


 Example at Closing

  -------------------------------------------------------------------------------------------------------
                                                                                 Number of shares of TEKS
  Average Price      Number of shares of                 Number of shares        Common Stock into which
    at Closing             Company                     Of Series A Preferred      the Series A Preferred
       Date             capital stock                          Stock               Stock is Convertible
  --------------- --------------------------         -------------------------- -------------------------

  --------------- -------------------------- ------- -------------------------- -------------------------
         2 1/2                1.10             for                 1                          1
  --------------- -------------------------- ------- -------------------------- -------------------------
         3                    1.32             for                 1                          1
  --------------- -------------------------- ------- -------------------------- -------------------------
         3 1/2                1.54             for                 1                          1
  --------------- -------------------------- ------- -------------------------- -------------------------
         4                    1.76             for                 1                          1
  --------------- -------------------------- ------- -------------------------- -------------------------


         (b) Notwithstanding the provisions of Section 1.2(a): (i) in the event that the Average Price is equal to a price that is $5.00 or more but less than $7.00, the Purchase Price shall be adjusted to equal $16,000,000 (the "First Increased Purchase Price"); and (ii) in the event that the Average Price is equal to $7.00 or more, the Purchase Price shall be adjusted to equal $18,000,000 (the "Second Increased Price"). As a result of any such increase in the Average Price, the number of Series A Preferred Stock shares issuable to Company shareholders shall be proportionately increased based upon the examples set forth below:

         I.    First Increased Purchase Price


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Mr. Michael Grieves
January 18, 2000
Page 3




  -------------------------------------------------------------------------------------------------------
                                                                                   Conversion Ratio for
                                                                                   number of shares of
                               Number of Series A        Number of outstanding    Company capital stock
     Average Price TEKS      Preferred Stock shares        shares of Company        exchanged for one
           Common              issuable to Company     capital stock at Closing     share of Series A
           Stock                  Shareholders                   Date                Preferred Stock
  ------------------------- -------------------------- -------------------------- -----------------------

  ------------------------- -------------------------- -------------------------- -----------------------
           5                         3,200,000                   5,509,224                1.72
  ------------------------- -------------------------- -------------------------- -----------------------
           6                         2,666,667                   5,509,224                2.07
  ------------------------- -------------------------- -------------------------- -----------------------
           6 1/2                     2,461,539                   5,509,224                2.24
  ------------------------- -------------------------- -------------------------- -----------------------



 Example at Closing

  ---------------------------------------------------------------------------------------------------------
                                                                                 Number of shares of TEKS
  Average Price      Number of shares of                 Number of shares        Common Stock into which
    at Closing             Company                     Of Series A Preferred      the Series A Preferred
       Date             capital stock                          Stock               Stock is Convertible
  --------------- --------------------------         -------------------------- ---------------------------

  --------------- -------------------------- ------- -------------------------- ---------------------------
       5                    1.72              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------
       6                    2.07              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------
       6 1/2                2.24              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------


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Mr. Michael Grieves
January 18, 2000
Page 4




       II.    Second Increased Purchase Price

  -------------------------------------------------------------------------------------------------------
                                                                                   Conversion Ratio for
                                                                                   number of shares of
                               Number of Series A        Number of outstanding    Company capital stock
     Average Price TEKS      Preferred Stock shares        shares of Company        exchanged for one
           Common              issuable to Company     capital stock at Closing     share of Series A
           Stock                  Shareholders                   Date                Preferred Stock
  ------------------------- -------------------------- -------------------------- -----------------------

  ------------------------- -------------------------- -------------------------- -----------------------
           7                         2,571,429                   5,509,224                2.14
  ------------------------- -------------------------- -------------------------- -----------------------
           8                         2,250,000                   5,509,224                2.45
  ------------------------- -------------------------- -------------------------- -----------------------
           8 1/2                     2,117,647                   5,509,224                2.61
  ------------------------- -------------------------- -------------------------- -----------------------
           9                         2,000,000                   5,509,224                2.76
  ------------------------- -------------------------- -------------------------- -----------------------



 Example at Closing

  ---------------------------------------------------------------------------------------------------------
                                                                                 Number of shares of TEKS
  Average Price      Number of shares of                 Number of shares        Common Stock into which
    at Closing             Company                     Of Series A Preferred      the Series A Preferred
       Date             capital stock                          Stock               Stock is Convertible
  --------------- --------------------------         -------------------------- ---------------------------

  --------------- -------------------------- ------- -------------------------- ---------------------------
       7                    2.14              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------
       8                    2.45              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------
       8 1/2                2.61              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------
       9                    2.76              for                1                          1
  --------------- -------------------------- ------- -------------------------- ---------------------------



         (c) Between the date of execution of the definitive agreement with respect to the Merger (the "Merger Agreement"), and the Closing Date, to the extent that any options or warrants are exercised the exercise price therefor will be added to the Purchase Price, the First Increased Purchase Price, or the Second Increased Purchase Price, as relevant (the "Adjusted Purchase Price"), and the conversion ratios for Company shares to Series A Preferred Stock will be adjusted in accordance with the formula and examples set forth in subparagraph
(a) above. For example, if prior to the Closing Date warrants to acquire 100,000 shares of Company capital stock were exercised for an aggregate exercise price of $250,000, and assuming an Average Price less than $5.00, the Adjusted Purchase Price would be $12,750,000, and the number of outstanding shares of DSN capital stock on the Closing Date would now be 5,609,224 shares.


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Mr. Michael Grieves
January 18, 2000
Page 5



On the assumption that the Average Price is $2.50 per share, in making the above calculations, the ratio of the number of Company shares necessary to obtain one share of Series A Preferred Stock would now be .91 shares of Company capital stock (e.g., $12,750,000 divided by $2.50 = 5,100,000 shares of Series A Preferred Stock to be issued to Company stockholders; given that there are 5,609,224 outstanding shares of Company capital stock, 1.10 shares of outstanding Company capital stock will be exchanged for each share of Series A Preferred Stock.

         (d) Application to The Nasdaq Stock Market, Inc. will be made for inclusion of the Series A Preferred Stock for trading on the Nasdaq Smallcap Market on the Closing Date. The Series A Preferred Stock will commence being convertible into TEKS common stock on the first anniversary of the Closing Date. Any shares of Series A Preferred Stock that have not been converted to TEKS common stock prior to the fifth anniversary of the Closing Date will be mandatorily converted to TEKS common stock, or redeemed for a cash payment equal to the Average Price per share, at the option of TEKS.

         (e) The liquidation price per share of Series A Preferred Stock will also be the Average Price. The Series A Preferred Stock will not pay dividends.

         (f) In the event that the Average Price is less than $2.00 per share, or the holders of more than 5% of the outstanding capital shares of the Company perfect dissenter's rights in connection with the Merger under Michigan Law, TEKS and Astratek can terminate the Merger Agreement, and in the event that the Average Price is less than $2.00 per share the Company can terminate the Merger Agreement; provided, that in the event a party or any of its affiliates has engaged in short selling of TEKS common stock, or has engaged in any means of market manipulation with respect to TEKS common stock, in either case (i) at any time following the date of execution of the Merger Agreement and (ii) with the intent of causing a reduction in the market price of TEKS common stock, then that short selling or manipulating party forfeits its ability to terminate the Merger Agreement on the grounds that the Average Price is less than $2.00 per share.

         1.3   Corporate Structure of the Company.

         (a) Steven Ross will become the Chief Executive Officer of MergerCo following the Merger, and Alexander Kalpaxis will become the Chief Executive Officer and Chief Technology Officer of TEKS following the Merger. The Company will be entitled to designate three (3) members to the TEKS Board of Directors, to take office following the Closing Date (the "DSN Designees"). For a period of three years following the Closing Date, the three (3) DSN Designees (one of whom is intended to be Michael Grieves) will nominate the four (4) existing TEKS board members [or those four (4) persons designated by vote of such of those four (4) board members who are still members of the TEKS board (the "TEKS Designees")] for reelection to the Company Board. For the same three (3) year period, the TEKS Designees will nominate the Company Designees (or those three
(3) persons designated by vote of such of those three (3)

Mr. Michael Grieves
January 18, 2000
Page 6



DSN Designee board members who are still members of the TEKS board) for reelection to the TEKS Board.

         (b) TEKS will provide a guarantee of collection , rather than of payment, to Foot Hill Capital with respect to $2,000,000 of indebtedness outstanding under the Foot Hill Capital credit agreement between the Company and Foot Hill Capital on the date of execution of the Merger Agreement on terms to be mutually acceptable to TEKS and Foot Hill Capital; provided, that under no circumstances will TEKS be required to escrow funds in order to support this guarantee.

II.      Conditions to Completion of the Merger.

         2.1 Conditions to Obligations of Each Party to Effect the Merger. Among other usual and customary conditions to closing of transactions similar to the Merger, the respective obligations of each party to effect the Merger shall be subject to the satisfaction of the following conditions:

         (a) Due Diligence. The completion of a satisfactory due diligence investigation of the other party.

         (b) Shareholder Approval. The Merger Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law by the shareholders of each of TEKS and the Company.

         (c) Registration Statement Effective; TEKS Proxy Statement. The SEC shall have declared the Registration Statement with respect to the distribution to Company shareholders of the Series A Preferred Stock (the "Registration Statement") effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the proxy statement provided to TEKS shareholders in connection with their vote on approval of the Merger (the "TEKS Proxy Statement"), shall have been initiated or threatened in writing by the SEC.

         (d) No Order; Approvals. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. All consents, approvals, orders or other actions by or in respect of or filings with any Governmental Entity required to permit the consummation of the Merger and the transactions contemplated hereby shall have been obtained.

         (e) Nasdaq Listing. The shares of TEKS Series A Preferred Stock issuable to shareholders of the Company pursuant to the Merger Agreement shall have been authorized for listing on the Nasdaq Small Cap Market subject to official notice of issuance.

Mr. Michael Grieves
January 18, 2000
Page 7




         (f) Third Party Consents. The Company shall have obtained such consents and approvals as are required pursuant to the Foothill Capital Credit agreement; provided, that the Company shall not have the right to assert any such failure to obtain such consents and approvals as a condition to close if any act or failure to act by the Company or its affiliates caused the failure of such condition.

         (g) Company Shareholder Vote. At the Company Shareholders' Meeting held to authorize and approve the Merger, no less than a mutually agreed specified percentage of the outstanding shares of Company capital stock entitled to vote at such meeting shall vote to authorize consummation of the Merger based on the terms of the Merger Agreement.

         (h) Fairness Opinions. Each party shall receive a fairness opinion satisfactory to its Board of Directors, to the effect that the Merger is fair, from a financial point of view, to the public shareholders of such party.

III.     Miscellaneous.

         3.1 Information. Each party will provide the other, its employees and all other interested parties, copies of all financial information, other due diligence information and related filings made by it under the Securities Exchange Act of 1934, as amended, as requested.

         3.2 Confidentiality. Each of the parties hereto agrees and acknowledges that it has previously executed a letter agreement regarding the confidentiality of information provided in connection with the due diligence investigations contemplated by this letter of intent and the Merger Agreement, and both parties do hereby agree that such agreement will continue in full force and effect in accordance with its terms.

         3.3 Public Disclosure. The Company and TEKS will consult and mutually agree with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this letter of intent and will not issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by law or any listing agreement with a national securities exchange or the Nasdaq Stock Market.

         3.4 No Solicitation. (a) From and after the date of this letter of intent until the earlier of March 1, 2000 (the "Termination Date") or the date of execution of the Merger Agreement (the "Execution Date"), the Company shall not, and will instruct its directors, officers, employees, representatives, investment bankers, agents and affiliates (including any subsidiaries) not to, directly or indirectly, (i) initiate, solicit, encourage, negotiate or accept the making, submission or announcement of, any Acquisition Proposal (as defined below) by any person, entity or group (other than TEKS and its affiliates, agents and representatives), or (ii) participate in any discussions or negotiations with, or disclose any non-public information concerning the Company to, or afford any access to the properties, books or records of the Company to, or otherwise assist

Mr. Michael Grieves
January 18, 2000
Page 8



or facilitate, or enter into any agreement or understanding with, any person, entity or group (other than TEKS and its affiliates, agents and representatives), in connection with any Acquisition Proposal with respect to the Company. Without limiting the generality of the foregoing, the Company acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by any director or officer of the Company, or by any employee, representative, investment banker, agent or affiliate of the Company having direct or indirect authority from the Company or any director or officer of the Company, shall be deemed to constitute a breach of this Section 3.4 by the Company. For the purposes of this letter of intent, an "Acquisition Proposal" with respect to an entity means any proposal, inquiry or offer relating to or which the entity has reason to believe relates to (i) any merger, consolidation, combination, sale, dividend or other disposition of substantial assets or properties or similar transactions or series of transactions involving the entity or any subsidiaries of the entity, (ii) sale, dividend, split, or other disposition of 10% or more of the shares of capital stock or other equity interests of the entity (including without limitation by way of a tender offer or an exchange offer), (iii) the acquisition by any person of beneficial ownership or a right to acquire beneficial ownership of, or the formation of any "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock of the entity; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing. As of the date hereof, the Company will immediately cease and cause to be terminated any and all existing activities, discussions or negotiations with any parties with respect to any Acquisition Proposal. The Company will (i) notify TEKS as promptly as practicable if it receives any proposal or inquiry or request for the Company in connection with an Acquisition Proposal or potential Acquisition Proposal and (ii) as promptly as practicable deliver to TEKS a copy of such proposal, inquiry or request if it is in written form terms and conditions of any such Acquisition Proposal, as well as the identity of the third party submitting such Acquisition Proposal. In addition, subject to the other provisions of this Section 3.4, from and after the date of this letter of intent until the earlier of the Termination Date or the Execution Date, the Company will not, and will instruct its directors, officers, employees, representatives, investment bankers, agents and affiliates (including any subsidiaries) not to, directly or indirectly, make or authorize any public statement, recommendation or solicitation in support of any Acquisition Proposal made by any person, entity or group (other than TEKS); provided, however, that nothing herein shall prohibit the Company's Board of Directors from taking and disclosing to the Company's shareholders a position with respect to a tender offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act.

                  (b)  Notwithstanding the foregoing provisions of subparagraph
(a) of this Section 3.4, the Company's Board of Directors shall be free to take any action or authorize the taking of any action with respect to unsolicited inquiries, proposals or offers received by the Company after the date hereof with respect to an Acquisition Proposal, including, without limitation, responding thereto and providing information to third parties in connection therewith,

Mr. Michael Grieves
January 18, 2000
Page 9



as may be required in the exercise of their fiduciary duties to the Company or its shareholders; provided, that to the extent that (i) the Company fails to execute a definitive Merger Agreement that materially conforms to the terms and conditions of this letter of intent prior to the Execution Date, despite the execution thereof by TEKS, and (ii) the Company has breached the provisions of Section 3.4(a) prior thereto, then within fifteen (15) days of the Execution Date the Company shall pay to TEKS $250,000 as liquidated damages to compensate TEKS for the estimated lost value of the proposed Merger to TEKS and to defray the estimated expenses incurred by TEKS in connection with the performance of its due diligence investigation and the preparation and negotiation of agreements and other documentation related to the Merger, including but not limited to this letter of intent and any Merger Agreement and related instruments and other agreements.

                  (c) In the event that (i) TEKS fails to execute a definitive Merger Agreement that materially conforms to the terms and conditions of this letter of intent prior to the Execution Date, despite the execution thereof by the Company, and (ii) TEKS has solicited an Acquisition Proposal with respect to a business that is operationally and financially similar to the Company, then within fifteen (15) days of the Execution Date TEKS shall pay to the Company $250,000 as liquidated damages to compensate the Company for the estimated lost value of the proposed Merger to the Company and to defray the estimated expenses incurred by the Company in connection with the performance of its due diligence investigation and the preparation and negotiation of agreements and other documentation related to the Merger, including but not limited to this letter of intent and any Merger Agreement and related instruments and other agreements.

         3.5  No Binding Agreement. Except as set forth in Sections 3.1, 3.2,
3.3 and 3.4 of this letter of intent, which shall represent legal and binding obligations of the Company and TEKS, as relevant, this letter of intent represents only an expression of our mutual intentions at this time and shall not be construed or deemed to represent an agreement or agreement to agree as to any of the above terms and conditions. It is expressly understood and agreed that the legal rights and obligations of the parties, except as set forth above, shall arise only pursuant to a definitive Merger Agreement, containing customary representations, warranties, covenants and agreements of the parties thereto and in form and content mutually satisfactory to such parties and their legal counsel.

Mr. Michael Grieves
January 18, 2000
Page 10



         If the foregoing accurately reflects the substance of our mutual agreement and understanding, please so indicate by executing and dating in the spaces provided below and returning a copy of this letter to the undersigned. This letter of intent may be executed in any number of counterparts, all of which will be taken together as the same instrument.

                                           Very truly yours,

                                           TEKINSIGHT.COM,INC.


                                           By:  /s/ Brian Bookmeier
                                              ----------------------------------
                                                Brian Bookmeier, President


ACCEPTED AND AGREED TO:

DATA SYSTEMS NETWORK CORPORATION


By: /s/ Michael Grieves
   -----------------------------
   Michael Grieves,
   President and Chief
   Executive Officer